UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2018

Worldpay, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35462	26-4532998
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8500 Governor’s Hill Drive

Symmes Township, Ohio 45249

(Address of principal executive offices, including zip code)

(513) 900-5250

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On January 16, 2018, Worldpay, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) with the Securities and Exchange Commission announcing the completion of its acquisition (the “Acquisition”) of all of the outstanding shares of Worldpay Group Limited, formerly Worldpay Group plc, a public limited company registered in England and Wales (“Legacy Worldpay”). The Company is filing this Amendment No. 1 to the Initial 8-K to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial Form 8-K. Except as specifically amended hereby, the Initial 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The audited annual report and accounts of Legacy Worldpay at December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015 are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(b)    Pro Form Financial Information

The unaudited pro forma condensed financial information is filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(d)    Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	The audited consolidated financial statements of Worldpay Group Limited as of December 31, 2017 and 2016 and for each of the years in the three-year period ended December 31, 2017.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	The audited consolidated financial statements of Worldpay Group Limited as of December 31, 2017 and 2016 and for each of the years in the three-year period ended December 31, 2017.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDPAY, INC.

Dated: April 3, 2018	By:	/s/ NELSON F. GREENE
		Name:	Nelson F. Greene
		Title:	Chief Legal Officer and Corporate Secretary